                                                                    Exhibit 99.7

                     AMENDED AND RESTATED SECURITY AGREEMENT
                     ---------------------------------------

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated
                                                             ---------
as of May 16, 2002, is among APW LTD., a Bermuda corporation (the "Borrower");
                                                                   --------
the other persons or entities which are listed on the signature pages hereof as debtors or which from time to time become parties hereto as debtors (collectively, including the Borrower, "Debtors" and individually each a
                                        -------
"Debtors"); and BANK OF AMERICA, NATIONAL ASSOCIATION, in its capacity as
 -------
Administrative Agent under the Credit Agreement (as defined below) and in its capacity as Post-Petition Agent under the Post-Petition Credit Agreement (as defined below) (in such capacities, the "Agent").
                                         -----

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower has entered into an Amended and Restated Multicurrency Credit Agreement, dated as of May 22, 2001 (as amended or otherwise modified from time to time, the "Credit Agreement") with various
                                           ----------------
financial institutions (together with their respective successors and assigns, collectively the "Banks"), Bank One NA, as Syndication Agent, The Chase
                  -----
Manhattan Bank, as Documentation Agent and Bank of America, National Association, as Administrative Agent, pursuant to which such financial institutions have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrower;

         WHEREAS, certain Subsidiaries of the Borrower have executed and delivered, or will execute and deliver, guaranties (as each such guaranty may be amended or otherwise modified from time to time, as to each such guarantor, the "Credit Agreement Guaranty") of certain Obligations under the Credit Agreement;
 -------------------------

         WHEREAS, the Borrower has entered into an Post-Petition Multicurrency Superpriority Credit Agreement, dated as of May 16, 2002 (as amended or otherwise modified from time to time, the "Post-Petition Credit Agreement") with
                                           ------------------------------
various financial institutions (together with their respective successors and assigns, collectively the "Lenders"), Bank of America, National Association, as
                           -------
Post-Petition Agent and U.S. Collateral Agent, Royal Bank of Scotland, PLC, as Lead Arranger, Book Manager, and U.K. Collateral Agent and Oaktree Capital Management, LLC, as Lead Arranger and Book Manager, pursuant to which such financial institutions have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrower;

         WHEREAS, certain Subsidiaries of the Borrower have executed and delivered, or will execute and deliver, a guaranty (as such guaranty may be amended or otherwise modified from time to time, as to each such guarantor, the "Post-Petition Credit Agreement Guaranty") of certain Obligations under and as
 ---------------------------------------
defined in the Post-Petition Credit Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrower under or in connection with the Credit Agreement and Post-Petition Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Definitions.
             -----------

     (a) When used herein the terms Account, Account Debtor, Certificated
                                    -------  --------------  ------------
Security, Chattel Paper, Deposit Account, Document, Equipment, Fixture, General
--------  -------------  ---------------  --------  ---------  -------  -------
Intangibles, Goods, Inventory, Investment Property, Proceeds, Security, Security
-----------  -----  ---------  -------------------  --------  --------  --------
Entitlement and Uncertificated Security have the respective meanings assigned
-----------     -----------------------
thereto in the UCC (as defined below).

     (b) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned thereto in the Post-Petition Credit Agreement.

     (c) The following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

          (i)   "Assignee Deposit Account" has the meaning assigned thereto in
                 ------------------------
     Section 4.
     ---------

          (ii)  "Collateral" means, with respect to any Debtor, all property and
                 ----------
     rights of such Debtor in which a security interest is granted hereunder.

          (iii) "Commercial Tort Claim" means "Commercial Tort Claim" as defined
                 ---------------------
     in the UCC including, without limitation, any Commercial Tort Claim as identified in any schedule, exhibit or amendment to this Agreement.

          (iv)  "Commitments" means Commitments of the Banks under the Credit
                 -----------
     Agreement and Commitments of the Lenders under the Post-Petition Credit Agreement.

          (v)   "Computer Hardware and Software" means, with respect to any
                 ------------------------------
     Debtor, all of such Debtor's rights (including rights as licensee and lessee) with respect to (A) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (B) all software programs designed for use on the computers and electronic data processing hardware described in clause (A) above, including all operating system software, utilities and
     ----------
     application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever);
     (c) any firmware associated with any of the foregoing; and (D) any documentation for hardware, software and firmware described in clauses (A),
                                                                    -----------
     (B) and (C) above, including flow charts, logic diagrams, manuals,
     ---     ---
     specifications, training materials, charts and pseudo codes.

          (vi)  "Default" means the occurrence of: (a) any Default (as defined
                 -------
     in the Credit Agreement or Post-Petition Credit Agreement); or (b) any Event of Default (as defined in the Credit Agreement or Post-Petition Credit Agreement).

          (vii)  "Instrument" has the meaning specified in Article 9 of the UCC.
                  ----------

          (viii) "Intellectual Property" means all past, present and future:
                  ---------------------
     trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

          (ix)   "Liabilities" means with respect to the Borrower and any of its
                  -----------
     Subsidiaries parties hereto, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due: (a) all Obligations (as such term is defined in the Credit Agreement) of such Debtor under the Credit Agreement, any Note (as such term is defined in the Credit Agreement), any Credit Agreement Guaranty, any other Loan Document (as such term is defined in the Credit Agreement) or any other document or instrument executed in connection therewith; (b) all Obligations (as such term is defined in the Post-Petition Credit Agreement) of such Debtor under the Post-Petition Credit Agreement, any Note (as such term is defined in the Post-Petition Credit Agreement), the Post-Petition Credit Agreement Guaranty, any other Loan Document (as such term is defined in the Post-Petition Credit Agreement) or any other document or instrument executed in connection therewith; and (c) any Swap Contract entered into with Bank of America, N.A. or Fleet National Bank existing on or before May 15, 2001.

          (x)    "Non-Tangible Collateral" means, with respect to any Debtor,
                  -----------------------
     collectively, such Debtor's Accounts and General Intangibles.

          (xi)   "Swap Contract" means any agreement, including any amended
                  -------------
     version thereof, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                (xii)  "UCC" means the Uniform Commercial Code as in effect in
                        ---
          the State of Illinois on the date of this Agreement; provided that, as used in Section 8 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

     SECTION 2. Grant of Security Interest. As security for the payment of all
                --------------------------
Liabilities, each Debtor hereby assigns to the Agent for the benefit of the Agent, the Banks and the Lenders, and grants to the Agent for the benefit of the Banks and the Lenders a continuing security interest in, the following, whether now or hereafter existing or acquired:

     All of such Debtor's:

                (i)    Accounts;

                (ii)   Chattel Paper;

                (iii)  Commercial Tort Claims;

                (iv) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing, provided that to the extent that the provisions of any lease or license of Computer Hardware or Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, such Debtor's rights in such lease or license shall be excluded from this assignment and grant for so long as such prohibition continues, it being understood that upon request of the Agent or the Majority Lenders (under and as defined in the Post-Petition Credit Agreement), such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent for the benefit of the Lenders and the Banks in such Debtor's rights under such lease or license;

               (v)     Deposit Accounts;

               (vi)    Documents;

               (vii)   General Intangibles;

               (viii) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

               (ix)    Instruments;

                (x) Intellectual Property, provided that to the extent that the provisions of any lease or license of Intellectual Property expressly prohibits (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, such Debtor's rights in such lease or license shall be excluded from this assignment and grant for so long as such prohibition continues, it being understood that upon request of the Agent or the Majority Lenders (under and as defined in the Post-Petition Credit Agreement), such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent for the benefit of the Lenders and the Banks in such Debtor's rights under such lease or license;

                (xi)   Investment Property;

                (xii) Letter of Credit Rights and letters of credit (as such term is defined in Article 5 of the UCC;

                (xiii) money (of every jurisdiction whatsoever);

                (xiv) to the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing;

                (xv) to the extent not included in the foregoing, all Proceeds, products, offspring, rents, issues, profits and, distributions on, rights arising out of, returns of and from, and any and all claims and/or insurance payments arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, any of the foregoing; and

                (xvi) to the extent not included in the foregoing, other personal property of any kind or description.

     SECTION 3. Warranties. Each Debtor warrants that:
                ----------

          (a) no financing statement (other than any which may have been filed on behalf of the Agent or in connection with liens expressly permitted by the Credit Agreement and the Post-Petition Credit Agreement ("Permitted
                                                                   ---------
     Liens")) covering any of the Collateral has been authorized and is on file
     -----
     in any public office;

          (b) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

          (c) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent, and Bank or any Lender is and will be true and correct in all material respects as of the date furnished;

         (d) such Debtor's true legal name as registered in the jurisdiction in which such debtor is organized or incorporated, state of incorporation or organization, organizational identification number as designated by the state of its incorporation or organization, chief executive office and principal place of business are as set forth on Schedule I hereto (and such Debtor has not
                             ----------
maintained its chief executive office and principal place of business at any other location at any time after May 22, 2001);

         (e) each other location where such Debtor maintains a place of business or locates Goods is set forth on Schedule II hereto;
                                 -----------

         (f) except as set forth on Schedule III hereto, such Debtor is not now
                                    ------------
known and during the five years preceding the date hereof has not previously been known by any trade name;

         (g) except as set forth on Schedule III hereto, during the five years
                                    ------------
preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature pages of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization;

         (h) Schedule IV hereto contains a complete listing of all of such
             -----------
Debtor's Intellectual Property which is subject to registration statutes;

         (i) such Debtor is an corporation, limited partnership or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;

         (j) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor;

         (k) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

         (l) such Debtor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect.

SECTION 4.   Collections, etc.
             ----------------

     (a) Until such time during the existence of a Default as the Agent (at the direction of the Majority Lenders) shall notify such Debtor of the revocation of such power and authority, each Debtor:

             (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement and Post-Petition Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral,

             (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and

             (iii) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral.

     (b) The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of the Agent (at the direction of the Majority Lenders) during the existence of a Default, each Debtor will, at its own expense, notify any or all parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.

     (c) Upon request by the Agent (at the direction of the Majority Lenders) during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

             (d) During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit
                                                            ----------------
     Account") of such Debtor with the Agent (or another financial institution
     -------
     selected by the Agent) over which the Agent has sole dominion and control, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

             (e) The Agent (or any designee of the Agent) is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

             (f) No Debtor shall maintain any Deposit Account or deposit any items or amounts in any Deposit Account except:

                   (i)  Deposit Accounts maintained with the Agent; or

                   (ii) Deposit Accounts as to which each respective Debtor, the
             Agent and the depositary bank have entered into an agreement in form acceptable to the Agent that the depositary bank will comply with the instructions originated by the Agent directing disposition of the funds in the account without further consent by such Debtor.

     SECTION 5.    Certificates, Schedules and Reports. Each Debtor will from
                   -----------------------------------
time to time, as the Agent may request, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which could reasonably be expected to result in a Material Adverse Effect, and such notice shall specify the amount of such loss or depreciation.

     SECTION 6.    Agreements of the Debtors.
                   -------------------------

             (a) Each Debtor:

                   (i) will, upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, delivery to the Agent of any Chattel Paper, Instruments or Certificated Securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities;

      (ii) hereby authorizes the Agent to file financing statements describing the collateral as "all property" or words of similar import, and to file other documents without such Debtor's signature (to the extent permitted by applicable law);

      (iii) will keep all its Inventory, Equipment and all other Goods at, and will not maintain any place of business or locate any Goods at any location other than, its address(es) shown on Schedules I and II hereto or at such other
                                     -----------     --
addresses of which such Debtor shall have given the Agent not less than 10 days' prior written notice,

      (iv) shall not change its state of organization or incorporation or its name, identity or organizational structure such that any financing statement filed to perfect the Agent's interests under this Agreement would become seriously misleading, unless the Debtor shall have given the Agent not less than 10 days' prior written notice of such change, provided that this Section 6(a)(iv) shall not be deemed to authorize any change or transaction prohibited under the Credit Agreement or Post-Petition Credit Agreement;

      (v) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral;

      (vi) will furnish the Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request;

      (vii) will permit the Agent, the Lenders and their designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers;

      (viii) will, upon request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the

    Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder;

         (ix) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens;

         (x) without limiting the provisions of Section 7.3 of the Credit Agreement or Section 11.3 of the Post-Petition Credit Agreement, will at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine), and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent;

         (xi) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition;

         (xii) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working order, ordinary wear and tear excepted;

         (xiii) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods;

         (xiv) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral;

         (xv)   except as listed on Schedule V, will keep all of the tangible
                                    ----------
    Collateral, Deposit Accounts and Investment Property in the United States;
    and

         (xvi) will reimburse the Agent for all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent), incurred by the Agent or any Arranger in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

    (b) Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 6. Notwithstanding the foregoing,
                                       ---------
     the Agent shall have no obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

     SECTION 7. Default. Whenever a Default shall be existing, the Agent may
                -------
exercise from time to time any and all rights or remedies available to it under applicable law, in addition to those described in this Section 7 below:
                                                       ---------

          (a) Each Debtor agrees, in case of Default,

                (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and

                (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

          (b) Notice of the intended disposition of the Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been "sent" upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon the electronic submission through telephonic or Internet services, as applicable. Each Debtor hereby agrees and acknowledges that:

                (i) with respect to collateral that is: (A) perishable or threatens to decline speedily in value, or (B) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of disposition need be given; and

                (ii) with respect to Collateral not described in clause (i) of
                                                                 ---------
          this Section 7(b), notification sent after default and ten days before
               ------------
          any proposed disposition provides notice within a reasonable time before disposition.

          (c) Each Debtor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software, or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Debtor further agrees and acknowledges that and that a disposition:

                (i)  made in the usual manner on any recognized market, or

                (ii) a disposition at the price current in any recognized market at the time of disposition, or

               (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition; shall be deemed commercially reasonable.

          (d) Any cash proceeds of any disposition by the Agent of any of the Collateral shall be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all of the Liabilities in such order of application as required by that certain Intercreditor Agreement, dated as of May 16, 2002, among Bank of America, National Association, Royal Bank of Scotland, PLC, and Oaktree Capital Management, LLC (the "Intercreditor Agreement"), and thereafter any surplus
                           -----------------------
     will be paid to the Debtor. Agent need not apply or pay over for application noncash proceeds of collection and enforcement unless:

               (i)   the failure to do so would be commercially unreasonable and

               (ii) the affected Debtor has provided Agent with a written demand to apply or pay over such noncash proceeds on such basis.

     SECTION 8. General.
                -------

          (a) This Agreement shall be subject to the provisions of the Intercreditor Agreement including, without limitation, application of proceeds, lien priority and exercise of rights and remedies hereunder.

          (b) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

          (c) Any notice from the Agent to any Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to such Debtor either at such Debtor's address shown on Schedule I hereto or
                                                          ----------
     at such other address as such Debtor shall have specified in writing to the Agent as its address for notices hereunder.

          (d) Each of the Debtors agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent, any Bank or any Lender) paid or incurred by the Agent, any Bank or any Lender in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

          (e) No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent with the consent of the Majority Lenders under the Post-Petition Credit Agreement and the consent of the Required Banks under the Credit Agreement and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (f) This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent, any Bank or any Lender to any of the Liabilities is or must be rescinded or returned by the Agent, such Bank or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent, such Bank or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent, such Bank or such Lender had not been made.

          (g) This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (h) This Agreement shall be binding upon each Debtor and the Agent and their respective successors and assigns, and shall inure to the benefit of each Debtor and the Agent and the successors and assigns of the Agent. It is understood and agreed that this Agreement shall be binding and enforceable against each Debtor which executes a counterpart to this Agreement notwithstanding that any other Person shall not become a party hereto as a "Debtor". As additional Debtors become parties, such Debtors shall deliver their applicable Schedules.

          (i) This Agreement may be executed in any number of counterparts (including via facsimile) and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

          (j) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EVIDENCING OR RELATING TO ANY OF THE LIABILITIES, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER
                                          ----------
     ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (k) EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER DOCUMENT EVIDENCING OR RELATING TO ANY OF THE LIABILITIES AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                           BANK OF AMERICA, NATIONAL
                                           ASSOCIATION, as Agent


                                           By: /s/ M. Duncan McDuffie
                                              --------------------------------
                                           Name:  M. Duncan McDuffie
                                           Title:  Managing Director

                                           APW LTD.


                                           By: /s/ Michael Gasick
                                              --------------------------------
                                           Name:
                                           Title:


                                           APPLIED POWER CREDIT CORPORATION



                                           By: /s/ Michael Gasick
                                              --------------------------------
                                           Name:
                                           Title:


                                           APW ENCLOSURE SYSTEMS HOLDINGS, INC.



                                           By: /s/ Michael Gasick
                                              --------------------------------
                                           Name:
                                           Title:

                                     APW ENCLOSURE SYSTEMS LP, by APW Enclosure
                                     Systems Holdings, Inc., its General Partner



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:

                                     APW ENCLOSURE SYSTEMS, INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     APW MAYVILLE LLC



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     APW NORTH AMERICA INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     APW WRIGHT LINE LLC



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:

                                                              Security Agreement

                                     APW-ERIE, INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     ASPEN MOTION TECHNOLOGIES INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     EDER INDUSTRIES, INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     ELECTRONIC SOLUTIONS



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     INNOVATIVE METAL FABRICATION, INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:

                                                              Security Agreement

                                     MCLEAN MIDWEST CORPORATION



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     MCLEAN WEST INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     PRECISION FABRICATION TECHNOLOGIES, INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     VERO ELECTRONICS INC.



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:


                                     ZERO-EAST DIVISION, ZERO CORPORATION



                                     By: /s/ Michael Gasick
                                        --------------------------------------
                                     Name:
                                     Title:

                                                              Security Agreement

         Signature page for the Amended and Restated Security Agreement, dated as of May 16, 2002 among APW Ltd., various subsidiaries thereof and Bank of America, National Association, as Agent for the Banks and Lenders referred to herein.

         The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Amended and Restated Security Agreement setting forth all relevant information with respect to the undersigned):

                                     [ADDITIONAL DEBTOR]



                                     By:________________________________________
                                     Name:
                                     Title:

                                   SCHEDULE I
                                   ----------

 Debtors' True Legal Name, State of Organization, Organizational Identification
         Number, Chief Executive Office and Principal Place Of Business

APW Ltd.
2 Church Street
Hamilton, Bermuda
HM CX
Country of Organization: Bermuda
Organizational Number:   EC28596

Applied Power Credit Corporation
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization:   Nevada
Identification Number:   C3320-1997

APW Enclosure Systems Holding, Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization:   Delaware
Identification Number:   3139572

APW Enclosure Systems, LP
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization:   Delaware
Identification Number:   2967710

APW Enclosure Systems, Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization:   Delaware
Identification Number:   3265323

APW Mayville, LLC
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization: Delaware
Identification Number: 3352551

APW North America Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization: Delaware
Identification Number: 2161614

APW Wright Line LLC
160 Gold Star Blvd.
Worcester, MA 01606
State of Organization: Delaware
Identification Number: 3233470

APW-Erie, Inc.
4000 West Ridge Road
Erie, PA 16506
State of Organization: Pennsylvania
Identification Number: 2866991

Aspen Motion Technologies Inc.
1120 Rock Road
Radford, VA 24141
State of Organization: North Carolina
Identification Number: 0444505

Eder Industries, Inc.
2250 West Southbranch Blvd.
Oak Creek, WI 53154
State of Organization: Wisconsin
Identification Number: R025944

Electronic Solutions
14100 Danielson Street
Poway, CA 92064
State of Organization: Nevada
Identification Number: C1180-1960

Innovative Metal Fabrication, Inc.
179 Clydesdale Court
Grass Valley, CA 95945
State of Organization: California
Identification Number: C1243985

McLean Midwest Corporation
1611 Business Park Blvd. North
Champlin, MN 55316
State of Organization: Minnesota
Identification Number: DC2R524

McLean West Inc.
4770 Calle Quetzal
Camarillo, CA 93012
State of Organization: California
Identification Number: C0813477

Precision Fabrication Technologies, Inc.
924 West State Road #16
Monon, IN 47959
State of Organization: Indiana
Identification Number: 1987120300

Vero Electronics Inc.
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188
State of Organization: New York
Identification Number: None

Zero-East Division, Zero Corporation
288 Main Street
Monson, MA 01057
State of Organization: Massachusetts
Identification Number: 043033705

                                  SCHEDULE II
                                  -----------

  Other Locations Where Debtors Maintain a Place Of Business or Locates Goods

--------------------------------------------------------------------------------
          Debtor                                         Location
          ------                                         --------
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 525 South Street
                                            Anaheim, CA 92805
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 2100 E. Orangewood Avenue
                                            Anaheim, CA 92806
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 2020 E. Orangewood Avenue
                                            Anaheim, CA 92806
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 2030 E. Orangewood Avenue
                                            Anaheim, CA 92806
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 2040 E. Orangewood Avenue
                                            Anaheim, CA 92806
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 21901 Ferrero Parkway
                                            City of Industry, CA 91714
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 27 Executive Drive
                                            Hudson, NH 03051
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 12 Executive Drive
                                            Hudson, NH 03051
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 20 Executive Drive
                                            Hudson, NH 03051
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 17032 Armstrong Ave
                                            Irvine, CA 92614
--------------------------------------------------------------------------------
APW Enclosure Systems, Inc.                 1709 Junction Court
                                            Suite 380, 390, 420
                                            San Jose, CA 95112
--------------------------------------------------------------------------------
APW Enclosure Systems, LP                   9011 Tuscany Way #200
                                            Austin, TX 78754
--------------------------------------------------------------------------------
APW Enclosure Systems, LP                   3801 Regency Crest Drive, Suite 200
                                            Garland, TX 75041
--------------------------------------------------------------------------------
APW Mayville, LLC                           999 Thorton Road
                                            Casa Grande, AZ 85222
--------------------------------------------------------------------------------
APW Mayville, LLC                           1506 Ivac Way
                                            Creedmoor, NC 27522
--------------------------------------------------------------------------------
APW Mayville, LLC                           First & Highland Ave.
                                            P.O. Box 28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Debtor                                    Location
        ------                                    --------
--------------------------------------------------------------------------------
                                     Mayville, WI 53050
--------------------------------------------------------------------------------
APW Mayville, LLC                    200 International Drive - Annex
                                     Mount Olive, NJ 07828
--------------------------------------------------------------------------------
APW Mayville, LLC                    35 Love Lane
                                     Netcong, NJ 07857
--------------------------------------------------------------------------------
APW North America Inc.               2 Applegate Drive
                                     Robbinsville, NJ 08691
--------------------------------------------------------------------------------
APW North America Inc.               2105 S. 170/th/ Street
                                     New Berlin, WI 53151
--------------------------------------------------------------------------------
APW North America Inc.               28545 Livingston Ave. W
                                     Santa Clarita, CA 91355
--------------------------------------------------------------------------------
APW North America Inc.               2425 Busse Road
                                     Elk Grove Village, IL 60007
--------------------------------------------------------------------------------
APW Wright Line LLC                  1100 E. 73/rd/ Avenue
                                     Denver, CO 80229
--------------------------------------------------------------------------------
APW Wright Line LLC                  1725 MacLeod Drive
                                     Lawrenceville, GA 30043
--------------------------------------------------------------------------------
APW Wright Line LLC                  336 S. Abbott Avenue
                                     Milpitas, CA 95035
--------------------------------------------------------------------------------
APL Wright Line LLC                  1126 S. Cedar Ridge Drive, Suite 127
                                     Duncanville, TX 75137
--------------------------------------------------------------------------------
APW Wright Line LLC                  10 Pullman Street
                                     Worcester, MA 01606
--------------------------------------------------------------------------------
APW Wright Line LLC                  6400 W Little York Rd. Unit F001
                                     Houston, TX 77091
--------------------------------------------------------------------------------
APW Wright Line LLC                  1707 Capitol Street, Suite 5
                                     San Antonio, TX 78201
--------------------------------------------------------------------------------
APW Wright Line LLC                  10 Canal Street
                                     Bristol, PA 19007
--------------------------------------------------------------------------------
APW Wright Line LLC                  6234C Centre Park Drive
                                     West Chester, OH 45069
--------------------------------------------------------------------------------
APW Wright Line LLC                  920 Ridge Avenue, Unit C-7
                                     Lombard, IL 60148
--------------------------------------------------------------------------------
APW-Erie, Inc.                       9516 Clay Road
                                     Houston, TX 77080
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Debtor                                Location
              ------                                --------
--------------------------------------------------------------------------------
APW-Erie, Inc.                        3837 West 20th Street
                                      Erie, PA  16505
--------------------------------------------------------------------------------
Electronic Solutions                  1370 West San Marcos Blvd. #140, #150
                                      San Marcos, CA  92069
--------------------------------------------------------------------------------
Innovative Metal Fabrication, Inc.    180 Clydesdale Court
                                      Grass Valley, CA  95945
--------------------------------------------------------------------------------
McLean West, Inc.                     4770 Calle Quetzal
                                      Camarillo, CA  93012
--------------------------------------------------------------------------------

                              Third Party Locations

------------------------------------------------------------------------------------------------------
            Debtor Name                     Third Party Name               Third Party Address
            -----------                     ----------------               -------------------
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            The Irvine Company  (d/b/a        3125 Warner Avenue
Inc.                              Mini-U-Storage)                   Irvine, CA 92606
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            Applied Biosystems                1149 Chess
Inc.                                                                Dr. Foster City, CA 94404
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            Virtual Integration Associates    2414 Fourth Avenue
Inc.                              USA Inc.                          Greely, CO 80631 (Hub)
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            Monson Machine Shop               4729 E. Wesley Drive
Inc.                                                                Anaheim, CA 92807
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            Harley & Son                      22915 Savi Ranch Parkway
Inc.                                                                Yorba Linda, CA 92887
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            Crabtree Industries               938 W. Barkley, Unit C&D
Inc.                                                                Orange, CA 92868
------------------------------------------------------------------------------------------------------
APW Enclosure Systems,            CHE Metal Technologies            1240 Sherman Street
Inc.                                                                Anaheim, CA 92805
------------------------------------------------------------------------------------------------------
APW Enclosure Systems             KTEC Cleanroom Systems            204 Texas Avenue
LP                                                                  Suite A
                                                                    Round Rock, TX 78664
------------------------------------------------------------------------------------------------------
APW Mayville, LLC                 Apollo Distribution,              4601 S.W. 36 St.
                                  Inc.(Warehouse)                   Oklahoma City, OK 73179
------------------------------------------------------------------------------------------------------
APW Mayville, LLC                 Lucent Technologies, Inc.         7725 W. Reno Ave. Oklahoma City,
                                                                    OK 73127
------------------------------------------------------------------------------------------------------
APW North America, Inc.           Zero Manufacturing, Inc.          500 West 200 North
                                                                    North Salt Lake, UT 84054
------------------------------------------------------------------------------------------------------
APW North America, Inc.           ABTEC, Inc.                       2570 Pearl Buck Road
                                                                    Bristol, PA 19007
------------------------------------------------------------------------------------------------------
APW North America, Inc.           Brenner Tool & Die                921 Cedar Avenue
                                                                    Croydon, PA 19021
------------------------------------------------------------------------------------------------------
APW North America, Inc.           Moldamatic                        29 Noeland Avenue
                                                                    Penndel, PA 19047
------------------------------------------------------------------------------------------------------
APW-Erie, Inc.                    Express Cargo Forwarding          West Avenue
                                                                    The Phoenix
                                                                    Paisley PAI-2FB
                                                                    Scotland
------------------------------------------------------------------------------------------------------
APW-Erie, Inc.                    Press Brake at Hoffmann           1221 Walnut Street
                                  Riggers, Inc.                     Erie, PA 16501
------------------------------------------------------------------------------------------------------
Aspen Motion                      National Northeast                33 Bridge Street
Technologies, Inc.                                                  Pelham, NH 03076
------------------------------------------------------------------------------------------------------
Aspen Motion                      Sunrise Mills                     460 Bergan Blvd.
Technologies, Inc.                                                  Palisades Park, NJ 07650
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
            Debtor Name                     Third Party Name               Third Party Address
            -----------                     ----------------               -------------------
------------------------------------------------------------------------------------------------------
Aspen Motion                      Necoa                             9103A Yellow Brick Road
Technologies, Inc.                                                  Baltimore, MN 21237
------------------------------------------------------------------------------------------------------
Aspen Motion                      Service Stamping Co.              4700 Haman Pkwy.
Technologies, Inc.                                                  Willoughby, OH 44094
------------------------------------------------------------------------------------------------------
Aspen Motion                      Nivita                            Bommasandara
Technologies, Inc.                                                  Bangalore, India 56Z-158
------------------------------------------------------------------------------------------------------
Aspen Motion                      Alpha                             233 Camson Rd.
Technologies, Inc.                                                  Anderson, SC 29623
------------------------------------------------------------------------------------------------------
Aspen Motion                      Westlake Tool                     1280 Moore Rd.
Technologies, Inc.                                                  Avon, OH 44011
------------------------------------------------------------------------------------------------------
Aspen Motion                      Seitz Corp.                       212 Industrial Lane
Technologies, Inc.                                                  Torrington, CT 06790
------------------------------------------------------------------------------------------------------
Aspen Motion                      Keltech                           7508 Hitech Rd.
Technologies, Inc.                                                  Roanoke, VA 24019
------------------------------------------------------------------------------------------------------
Aspen Motion                      MCA                               2701 N. Ontario St.
Technologies, Inc.                                                  Burbank, CA 91504
------------------------------------------------------------------------------------------------------
Aspen Motion                      Gallup                            1732 Kilbum Rd.
Technologies, Inc.                                                  Rochester Hills, MI 48306
------------------------------------------------------------------------------------------------------
Aspen Motion                      Magnet Applications               Northbridge Road
Technologies, Inc.                                                  Berkhamsted, England HP4 1EH
------------------------------------------------------------------------------------------------------
Aspen Motion                      Weames Precision                  Moo-6 Bo-win Sriracha
Technologies, Inc.                                                  Chonbori, Thailand
------------------------------------------------------------------------------------------------------
Aspen Motion                      Modern Metal Ind.                 34-41 Tai Lin Pai Road
Technologies, Inc.                                                  Kawi Chung, Hong Kong
------------------------------------------------------------------------------------------------------
Aspen Motion                      Precision                         3F-Z 292 Min Sheg Road
Technologies, Inc.                                                  Taiwan, ROC
------------------------------------------------------------------------------------------------------
Aspen Motion                      Fishercast                        P.O. Box 179
Technologies, Inc.                                                  Petersborough, Ontario Canada
------------------------------------------------------------------------------------------------------
Aspen Motion                      BCL Magnetics                     5045 North Service Road
Technologies, Inc.                                                  Burlington, Ontario L7L 5H6
------------------------------------------------------------------------------------------------------
Aspen Motion                      ATS                               250 Royal Oak Road
Technologies, Inc.                                                  Cambridge, Ontario, Canada N3H 5M2
------------------------------------------------------------------------------------------------------
Electronic Solutions              AME Manufacturing, Inc.           244 Mercury
                                                                    Circle Pomona, CA 91768
------------------------------------------------------------------------------------------------------
McLean Midwest Inc.               Accurate Logistics                3330 Urbancrest Industrial Drive
                                                                    Grove City, OH 43123
------------------------------------------------------------------------------------------------------
McLean Midwest Inc.               Smurfit-Stone                     16 Garabedian Drive
                                                                    Salem, NH 03079
------------------------------------------------------------------------------------------------------
McLean Midwest Inc.               EXEL, Inc.                        4501 Blalock Road
                                                                    Houston, TX 77041
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
            Debtor Name                     Third Party Name               Third Party Address
            -----------                     ----------------               -------------------
------------------------------------------------------------------------------------------------------
McLean West Inc.                  ABTEC, Inc.                       2570 Pearl Buck Rd.
                                                                    Bristol, PA 19007
------------------------------------------------------------------------------------------------------
McLean West Inc.                  APT Metal Fabricators, Inc        11164 Bradley Ave.
                                                                    Pacoima, CA 91331
------------------------------------------------------------------------------------------------------
McLean West Inc.                  Reptron Electronic, Inc           1746 O'Rourke, Blvd. Gaylord,
                                                                    MI 49735
------------------------------------------------------------------------------------------------------
McLean West Inc                   Corlund Electronics               2385 E. Pleasant Valley Rd.
                                                                    Camarillo, CA 93012
------------------------------------------------------------------------------------------------------
McLean West Inc.                  Plastic Engineered Components,    1125 Beacon St.
                                  Inc.                              Brea, CA  82821
------------------------------------------------------------------------------------------------------
McLean West Inc.                  American Board Assembly, Inc      5456 Endeavour Crt. Moorpark,
                                                                    CA 93021
------------------------------------------------------------------------------------------------------
Precision Fabrication             Dynamic/Connoisseur               717 E. Compton
Technologies, Inc.                Distribution                      Los Angeles, CA 90220
------------------------------------------------------------------------------------------------------

                                  SCHEDULE III
                                  ------------

                               Domestic Companies

---------------------------------------------------------------------------------------------
              Current Entity                                     Alias
              --------------                                     -----
---------------------------------------------------------------------------------------------
APW Enclosure Systems Holding, Inc.             None.
---------------------------------------------------------------------------------------------
APW Enclosure Systems, LP                       APW Austin (trade name);
                                                Austin Tool and Machine (trade name);
                                                Brown Manufacturing (trade name);
                                                APW Garland (trade name);
                                                AA Manufacturing (trade name);
                                                APW Dallas (trade name)
---------------------------------------------------------------------------------------------
APW Enclosure Systems, Inc. (DE)                APW Anaheim (trade name);
                                                Everest Electronic Equipment (trade name);
                                                APW Irvine (trade name);
                                                PTI (Product Technology, Inc.) (trade name);
                                                APW San Jose (trade name);
                                                Performance Manufactured Products (PMP)
                                                (trade name);
                                                APW Hudson (trade name);
                                                Premier Industries (trade name)
---------------------------------------------------------------------------------------------
APW Mayville, LLC                               APW Mayville (trade name);
                                                Mayville Metal Products (trade name);
                                                APW Mayville WI (trade name);
                                                APW Creedmore (trade name);
                                                APW Mt. Olive (trade name)
---------------------------------------------------------------------------------------------
APW North America Inc.                          APW Robbinsville (trade name);
                                                McLean East (trade name);
                                                McLean Engineering (trade name);
                                                APW Valencia (trade name);
                                                Zero West (trade name);
                                                APW Cases (trade name);
                                                Zero Cases (trade name);
                                                ZERO Corporation (former legal name);
                                                Cambridge Aeroflow (trade name);
                                                APW Corporate (trade name)
---------------------------------------------------------------------------------------------
APW Wright Line LLC                             Wright Line (trade name)
---------------------------------------------------------------------------------------------
APW-Erie, Inc.                                  Metalade of Pennsylvania, Inc. (former legal
                                                name);
                                                APW Erie (trade name)
---------------------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.                 APW Aspen Motion (trade name);
                                                APW Radford (trade name)
---------------------------------------------------------------------------------------------

                                      III-1

---------------------------------------------------------------------------------------------
              Current Entity                                     Alias
              --------------                                     -----
---------------------------------------------------------------------------------------------
Eder Industries, Inc.                              APW Oak Creek (trade name);
                                                   Eder (trade name)
---------------------------------------------------------------------------------------------
Electronic Solutions                               APW ES Hudson (trade name);
                                                   APW Poway (trade name);
                                                   APW Electronic Solutions (trade name);
                                                   Canoga Industries (former legal name);
                                                   Scanbe (former legal name);
                                                   Zero-Nevada, Inc. (former legal name);
                                                   Birtcher (trade name);
                                                   CTI (trade name);
                                                   Connector Technology, Inc. (trade name);
                                                   Metal Arts (trade name)
---------------------------------------------------------------------------------------------
Innovative Metal Fabrication, Inc.                 APW Grass Valley (trade name);
                                                   Innovative (trade name)
---------------------------------------------------------------------------------------------
McLean Midwest Corporation                         APW Thermal Management (trade name);
                                                   APW McLean (trade name);
                                                   McLean Thermal Management (trade name);
                                                   McLean Engineering Midwest, Inc. (former
                                                   legal name);
                                                   Buyse Company (former legal name);
                                                   APW Champlin (trade name)
---------------------------------------------------------------------------------------------
McLean West Inc.                                   APW Camarillo (trade name)
                                                   Air Cooling Technology, Inc. (former
                                                   legal name);
                                                   ACT (trade name);
                                                   APW McLean West (trade name)
---------------------------------------------------------------------------------------------
Precision Fabrication Technologies, Inc.           PFT (trade name);
                                                   APW Monon (trade name)
---------------------------------------------------------------------------------------------
Vero Electronics Inc.
---------------------------------------------------------------------------------------------
Zero East Division, ZERO Corporation               APW Monson (trade name)
---------------------------------------------------------------------------------------------

                                      III-2

                                   SCHEDULE IV
                                   -----------

                                   Trademarks

--------------------------------------------------------------------------------------------------
                Owner                             Mark                 Reg. No.          Reg. Date
                -----                             ----                 --------          ---------
--------------------------------------------------------------------------------------------------
APW Ltd.                                     APW                      76/088,442         Pending
--------------------------------------------------------------------------------------------------
APW Ltd.                                     STEALTHBRIDGE            76/208,756         Pending
--------------------------------------------------------------------------------------------------
APW Ltd.                                     MCCLEAN                  2,547,907          12-Mar-02
--------------------------------------------------------------------------------------------------
APW Ltd.                                     OPTIMEDIA                1,006,342          11-Mar-75
--------------------------------------------------------------------------------------------------
APW Ltd.                                     TRI-CODE                 1,497,722          26-Jul-88
--------------------------------------------------------------------------------------------------
APW Ltd.                                     LINX                     1,993,431          13-Aug-96
--------------------------------------------------------------------------------------------------
APW North America Inc.                       ALUMA-TRAK               817,252            25-Oct-66
--------------------------------------------------------------------------------------------------
APW North America Inc.                       SCANBE                   845,812            12-Mar-68
--------------------------------------------------------------------------------------------------
APW North America Inc.                       LOK-TAINER               55,016             31-Aug-76
--------------------------------------------------------------------------------------------------
APW North America Inc.                       LOK-TAINER               1,087,585          21-Mar-78
--------------------------------------------------------------------------------------------------
APW North America Inc.                       CAB CAD                  2,128,177          13-Jan-98
--------------------------------------------------------------------------------------------------
APW North America Inc.                       SMARTCHASSIS             2,133,506          27-Jan-98
--------------------------------------------------------------------------------------------------
APW North America Inc.                       MAGNUM                   2,179,274          04-Aug-98
--------------------------------------------------------------------------------------------------
APW North America Inc.                       DOT TEN and Design       2,209,775          08-Dec-98
--------------------------------------------------------------------------------------------------
APW North America Inc.                       WEDGE-LOK                2,224,920          23-Feb-99
--------------------------------------------------------------------------------------------------
APW North America Inc.                       QUICKSILVER              75/449,710         Published
--------------------------------------------------------------------------------------------------
APW North America Inc.                       SWING OUT                2,513,494          27-Nov-01
--------------------------------------------------------------------------------------------------
APW North America Inc.                       STANTRON                 76/275,631         Published
--------------------------------------------------------------------------------------------------
Electronic Solutions                         Electronic Solutions     1,652,935          06-Aug-91
--------------------------------------------------------------------------------------------------
McLean Midwest Corporation                   GENESIS                  2,239,588          13-Apr-99
--------------------------------------------------------------------------------------------------
McLean Midwest Corporation                   VCOOL                    2,561,748          16-Apr-02
--------------------------------------------------------------------------------------------------
Precision Fabrication Technologies, Inc.     MOD-U-BOX                1,520,598          17-Jan-89
--------------------------------------------------------------------------------------------------
Precision Fabrication Technologies, Inc.     MOD-U-LINE               1,520,597          17-Jan-89
--------------------------------------------------------------------------------------------------

                                     Patents

-----------------------------------------------------------------------------------------------------------
            Owner                                Patent                        Reg. No.          Reg. Date
            -----                                ------                        --------          ---------
-----------------------------------------------------------------------------------------------------------
Applied Power Inc.             Storing and Dispensing System                  4,913,296          4/3/90
-----------------------------------------------------------------------------------------------------------
Applied Power Inc.             Computer Console End                           D434,412           11/28/00
-----------------------------------------------------------------------------------------------------------
Applied Power Inc.             Computer Console End                           D438,537           3/6/01
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Electronics Enclosure Improvements             09/567,549         Pending
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       A Support Member for a Cabling and
                               Associated Equipment Enclosure                 09/688,905         Pending
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Mounting Bracket                               09/696,296         Pending
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       System and method for bridging bus             6,356,966          3/12/02
                               segments on a backplane and coupling
                               single board
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Door Latching Mechanism                        09/903,335         Pending
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Castor Assemblies                              09/958,171         Pending
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Access Control Assemblies for Door             10/039,732         Pending
                               Locking Mechanisms
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Lock Assembly and a Method for                 10/039,813         Pending
                               Operating a Lock Mechanism
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       System and Method for Insertion and            60/350,415         Pending
                               Extraction of a Printed Circuit Board
                               Module
-----------------------------------------------------------------------------------------------------------
APW Ltd.                       Method for Improving Airflow in Subtract       60/349,814         Pending
                               Mechanics by Using a Hybrid Seal/Parallel
                               Fan Configuration
-----------------------------------------------------------------------------------------------------------
APW North America Inc.         Improved Air-to-Air Heat Exchanger             09/366,079         Pending
-----------------------------------------------------------------------------------------------------------
Aspen Motion Technologies      Low Cost Resolver System                       6,084,376          7/4/00
Inc.
-----------------------------------------------------------------------------------------------------------
Aspen Motion Technologies      Direct Drive Inside-Out Brushless Roller       09/700,447         Pending
Inc.                           Motor
-----------------------------------------------------------------------------------------------------------
Aspen Motion Technologies      Method for Manufacturing a Rotor               60/245,631         Pending
Inc.
-----------------------------------------------------------------------------------------------------------
Aspen Motion Technologies      Closed Loop Control of Motor                   09/806,622         Pending
Inc.                           Position/Velocity
-----------------------------------------------------------------------------------------------------------
Aspen Motion Technologies      Pressure Control System Using Input            09/806,364         Pending
Inc.                           Current Sensing
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
      Owner                                    Patent                         Reg. No.          Reg. Date
      -----                                    ------                         --------          ---------
-----------------------------------------------------------------------------------------------------------
Aspen Motion                   Low Cost Redundant Resolver System             09/806,624         Pending
Technologies Inc.
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Cable Bushing                                  4,520,976          6/4/85
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Copy Holder                                    4,569,498          2/11/86
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Filing Container                               D285,098           8/12/86
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Sliding Printer Drawer for Attaching to a      D288,504           3/3/87
                               Cabinet
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Stationary Storing and Dispensing System       4,684,027          8/4/87
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Shelf for Computer Keyboard or the Like        D292,858           11/24/87
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Shelf for Computer Keyboard or the Like        D293,055           12/8/87
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Computer Workstation                           D293,284           12/22/87
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Keyboard Support Drawer for Computer           D293,530           1/5/88
                               Workstation
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Electronic Equipment Support Shelf             D293,531           1/5/88
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Drawer with Reference Shelf                    D299,394           1/17/89
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Coding System                                  4,844,509          7/4/89
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Coding System                                  4,856,820          8/15/89
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Storing and Dispensing System                  4,878,583          11/7/89
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               File Device Hanger Bar                         5,224,608          7/6/93
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Modular Library System with Stationary         5,341,944          8/30/94
                               and Mobile Racks for Storage of Computer
                               Cartridges
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Shelf Support and Electrical Cable             D363,701           10/31/95
                               Management Structure
-----------------------------------------------------------------------------------------------------------
Wright Line Inc.               Distribution Duct for Work Space               5,881,500          3/16/99
                               Environment System
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Ejector for Printed Circuit Board Plug-In      4,603,375          7/29/86
                               Unit
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Retainer for Holding a Printed Circuit Card    4,823,951          4/25/89
                               Between Spaced Surfaces
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Printed Circuit Board Retainer Assembly        5,036,428          7/30/91
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Printed Circuit Board Retainer                 5,290,122          3/1/94
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Locking Circuit Board Injector/Extractor       5,309,325          5/3/94
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
      Owner                                      Patent                        Reg. No.          Reg. Date
      -----                                      ------                        --------          ---------
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Assembly for Receiving and Retaining a         5,404,274          4/4/95
                               Circuit Board Retainer
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Circuit Board Retainer Having a Spring         5,407,297          4/18/95
                               Body Member
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Retainer Assembly                              5,485,353          1/16/96
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Camera Housing                                 D392,300           3/17/98
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Method and Assembly for Manufacturing a        5,937,519          8/17/99
                               Convoluted Heat Exchanger Core
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Camera Housing                                 5,966,176          10/12/99
-----------------------------------------------------------------------------------------------------------
Zero Corporation               Blower Wheel                                   6,024,543          2/15/00
-----------------------------------------------------------------------------------------------------------

                                   Copyrights

-------------------------------------------------------------------------------------------------------------
    Owner                             Copyright Title                             Reg. No.          Reg. Date
    -----                             ---------------                             -------           ---------
-------------------------------------------------------------------------------------------------------------
Innovative Metal            VERSA TRAX: ERGONOMIC APPROACHES TO WORKSTATION      TX3481851          12/29/92
Fabrication, Inc.           ENVIRONMENTS
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           OPTIMEDIA PRODUCT REVIEW NO. 96-29                   TX4250435          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           TECH II ENCLOSURES: NO. 96-20                        TX4250434          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           TECH ENCLOSURES: NO. 94-4                            TX4250431          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           AIR ADDENDUM FUME HOODS: NO. 96-10                   TX4250143          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           EE PRODUCT REVIEW: NO. 96-19                         TX4250142          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LMS II PRODUCT REVIEW: NO. 96-24                     TX4250141          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LAN LOCKER II PRODUCT REVIEW: NO. 96-23              TX4250140          5/30/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           ADDENDUM PRODUCT REVIEW: NO. 96-33                   TX4312224          8/20/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           EE ENGINEERING ENVIRONMENTS: FORM NO. 96-3           TX4178854          2/5/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           MEDIALINX MODULAR FURNITURE SYSTEM: FORM NO. 96-1    TX4178843          2/5/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LAN MANAGEMENT SYSTEMS: FORM NO. 95-31               TX4178842          2/5/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           ADDENDUM LABORATORY SYSTEM: FORM NO. 96-2            TX4178841          2/5/96
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LAN MANAGEMENT SYSTEM II                             TX3616788          2/2/95
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           OPTIMEDIA STORAGE SYSTEM                             TX3616787          2/2/95
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           WRIGHT LINE TECHNICAL FURNITURE SOLUTIONS            TX3608735          8/31/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LAN MANAGEMENT SYSTEM                                TX3580848          6/15/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           SPACE SAVING FILING SOLUTIONS                        TX3508673          3/2/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LINX MODULAR FURNITURE SYSTEM                        TX3508672          3/2/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           LINX COMMAND CONSOLE                                 TX3508671          3/2/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.           MEGA RACK SYSTEM                                     TX3508670          3/2/93
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
    Owner                             Copyright Title                             Reg. No.          Reg. Date
    -----                             ---------------                             -------           ---------
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            OPTIMEDIA CABINET SYSTEM                             TX3508669          3/2/93
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            TAPE CARTRIDGE MAGAZINE STORAGE SYSTEMS              TX3383340          8/31/92
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE INC., ALL PRODUCTS CATALOG               TX3385770          8/28/92
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            STOR TRACK MOBILE SYSTEMS                            TX3360159          7/21/92
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            CONSIDER THE POSSIBILITIES                           TX3243358          2/24/92
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE SEVEN STEPS TO SUCCESS                   TX2944355          11/21/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE DIRECT MAIL CATALOG                      TX2930060          10/12/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE COMPUTER SUPPORT FURNITURE               TX2835748          5/25/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE AUTOSCAN: TAPE SCANNING TECHNOLOGY FOR   TX2838501          6/5/90
                             FAST ACCURATE LIBRARY TRACKING OPERATIONS
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE TRI-CODE LABELS: DESIGNED FOR STORAGE    TX2838500          6/5/90
                             TECHNOLOGY'S 4400 AUTOMATED CARTRIDGE SYSTEM
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE 3480 CONVERSION KIT                      TX2838499          6/5/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            DATA CENTER INFORMATION SYSTEMS                      TX2815172          4/26/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            GENERAL OFFICE FILING SYSTEMS                        TX2815171          4/26/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE PRODUCT REFERENCE GUIDE                  TX2808704          4/26/90
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            GSA BROCHURE/CATALOG - WRIGHT LINE                   TX2592385          6/19/89
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE CASE STUDY:                              TX2579684          5/22/89
                             LARGE MANUFACTURER OF MEDICAL PRODUCTS
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            LINX WORKSTATION ORGANIZERS                          TX2574932          5/26/89
-------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            3480 TAPE CARTRIDGE FILING SYSTEM                    TX2426418          10/12/88
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    Owner                             Copyright Title                                Reg. No.          Reg. Date
    -----                             ---------------                                -------           ---------
-----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DATABOX HIGH DENSITY OPEN FILING SYSTEM              TX2424633          10/12/88
-----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              FROLIC RECORDS MANAGEMENT SOFTWARE                   TX2401033          8/17/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              INFORMATION: ONE OF YOUR MOST VALUABLE ASSETS        TX2368148          5/2/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DOCUMATE LIBRARY UNIT FLYER                          TX2353337          7/28/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              OPTIMEDIA II/DOCUMATE SPECIFICATION GUIDE            TX2320924          4/30/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              CASE STUDY FOR A LARGE TEXAS INSURANCE COMPANY       TX2311322          5/2/88
                               (FORM NO. 1-88-6)
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHTLINE FILING PRODUCTS                           TX2187381          11/2/87
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DOCUMATE FILING DEVICES                              TX2187380          11/2/87
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              FILING PRODUCTS FOR DOCUMATE DEVICES                 TX2187379          11/2/87
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHTLINE: A UNIT OF BARRY WRIGHT: FOR YOUR         TX2118470          7/22/87
                               INFORMATION
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHTLINE: A UNIT OF BARRY WRIGHT: FOR YOUR         TX2118445          7/23/87
                               INFORMATION
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              NOW YOU CAN FILL YOUR MODULAR FURNITURE CONTRACT     TX1978606          12/22/86
                               NEEDS THROUGH WRIGHT LINE
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DATABANK SAFES/WRIGHT LINE                           TX1978605          12/22/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ADP FURNITURE STORAGE AND TRANSPORTATION ITEMS:      TX1909079          9/15/86
                               CONTRACT NO. GS OOF 76047
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              OPTIMEDIA II WRIGHT LINE                             TX1878993          7/31/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              INSULATED OFFICE FILES                               TX1862432          7/7/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ETS 1000 WORKSTATIONS                                TX1772106          2/10/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE SEATING                                  TX1769474          3/11/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE PC WORK CENTER                           TX1758333          2/18/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE FILING PRODUCTS FOR CARTRIDGE SYSTEM     TX1735575          1/08/86
                               TAPES
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      Owner                                    Copyright Title                      Reg. No.           Reg. Date
      -----                                    ---------------                      --------           ---------
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE: GENERAL PRODUCTS CATALOG                TX1725094          1/2/86
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              READY-TO-ASSEMBLE TERMINAL STANDS                    TX1690825          11/13/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              INTRODUCING A SUPERIOR SOLUTION FOR STORING IBM      TX1650739          7/12/85
                               CARTRIDGE SYSTEM TAPES
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              THE ESSLINGER SYSTEM: THE ART OF ERGONOMICS          TX1640362          8/21/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DOCUMATE FILING                                      TX1613583          7/11/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE PC WORK CENTER                           TX1587034          5/17/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ARE YOUR CUSTOMERS OUTGROWING YOU?                   TX1578625          4/11/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PC WORK CENTER: FOR PCS WITH NON-DETACHABLE          TX1576811          5/13/85
                               KEYBOARDS/WRIGHT LINE
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PUT THE HOOK ON COMPUTER CLUTTER                     TX1564851          4/22/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              OFFICE FILES                                         TX1511847          2/4/85
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              HOW TO HOOK UP WITH COMPUTERIZED OFFICES             TX1464005          11/15/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              EXPORT PRICE LIST                                    TX1447445          10/26/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              UNCLUTTER YOURSELF                                   TX1443203          10/15/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              OPTIMEDIA FILING AN INFOMEDIA SYSTEM CLOSE-UP        TX1427435          9/12/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PLANNING FOR THE PERSONAL COMPUTER IN TODAY'S        TX1404556          8/9/84
                               OFFICE
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              EXPORT 1984                                          TX1382043          7/6/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              NO PC IS AN ISLAND                                   TX1382042          7/6/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MEDIALINK OFFICE PRODUCTS: CATALOG                   TX1368693          6/4/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              SPECIAL!                                             TX1368692          6/4/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              GSA CONTRACT SPECIALS INSIDE!                        TX1365394          7/11/84
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      Owner                                    Copyright Title                      Reg. No.           Reg. Date
      -----                                    ---------------                      --------           ---------
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              STARTING FEBRUARY 1, BUY ANY DOCU-MATE DEVICE AND    TX1287521          2/21/84
                               WE'LL GIVE YOU SOME PAPER TO FILE
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PERSONAL COMPUTER WORK CENTER: AN INFOMEDIA SYSTEM   TX1287520          2/21/84
                               CLOSE-UP
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MOBILE FILING: AN INFO MEDIA SYSTEM CLOSE UP         TX1287519          2/21/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              THERE ARE BETTER WAYS TO CUSTOM TAILOR FILING FOR    TX1287518          2/21/84
                               THE BANKING INDUSTRY
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MANAGING INFORMATION MEDIA IN THE AUTOMATED OFFICE   TX1287446          2/21/84
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ESTABLISHING A SYSTEMS AND PROGRAMMING LIBRARY       TX1187399          9/14/83
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ORGANIZING SYSTEMS AND PROGRAMMING WORKSTATIONS      TX1187398          9/14/83
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              THE WRIGHT LINE INFO MEDIA SYSTEM                    TX1171227          8/15/83
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              INFORMATION PROCESSING WORKSTATIONS                  TX894967           4/26/82
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ETS 200 ERGONOMIC TERMINAL WORKSTATION               TX884495           4/5/82
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ERGONOMICS: KEY TO EFFICIENT INTERFACE BETWEEN       TX884216           4/5/82
                               PEOPLE AND VISUAL DISPLAY TERMINALS
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PRODUCT REFERENCE GUIDE                              TX824194           12/28/81
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WORD PROCESSING ACCESSORIES                          TX817891           12/11/81
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DATA-SITE                                            TX699196           5/26/81
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WORK STATIONS FOR KEYBOARD TERMINALS                 TX659363           3/25/81
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              THE COMPLETE CATALOG OF COMPUTER ACCESSORIES AND     TX659352           3/25/81
                               SUPPLIES TO MEET YOUR EVERY NEED
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE DIRECT ORDER SERVICE                     TX627077           1/19/81
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      Owner                                    Copyright Title                      Reg. No.           Reg. Date
      -----                                    ---------------                      --------           ---------
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PRODUCT REFERENCE GUIDE                              TX621556           2/2/81
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              HERE'S A SENSIBLE APPROACH TO COMPUTER PRINTOUT      TX529504           8/18/80
                               BINDING AND FILING
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              FILING SYSTEMS FOR DATA PROCESSING DOCUMENTS,        TX529503           8/18/80
                               RECORDS AND OUTPUT RECORDS
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              ORGANIZING AND CONTROLLING D.P. DOCUMENTATION: A     TX517544           7/28/80
                               STRUCTURED FILING APPROACH
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE CATALOGUE                       TX351718           10/24/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              PRODUCT REFERENCE GUIDE                              TX350457           10/23/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE                                 TX348889           10/22/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE CATALOG                         TX235702           4/30/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE CATALOG                         TX234126           4/27/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE CATALOG                         TX234125           4/27/79
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE                                 TX87479            8/11/78
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE                                 TX87476            8/11/78
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE DIRECT ORDER SERVICE                     TX83955            8/7/78
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MEDICON SYSTEM OPERATION MANUAL                      TX48259            6/2/78
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE DIRECT ORDER SERVICE                     TX17518            4/11/78
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MEDICON: PRACTICE MANAGEMENT SYSTEM FOR THE          PA43980            3/12/79
                               MEDICAL PROFESSION
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MEDICON: PRACTICE MANAGEMENT SYSTEM FOR THE          PA24453            7/28/78
                               MEDICAL PROFESSION
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              MEDICON: PRACTICE MANAGEMENT SYSTEM FOR              PA9244             7/28/78
                               VETERINARIANS
--------------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              WRIGHT LINE, INC. A UNIT OF BARRY WRIGHT FOR YOUR    TX2200326          11/2/87
                               INFORMATION ...
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      Owner                              Copyright Title                          Reg. No.          Reg. Date
      -----                              ---------------                          --------          ---------
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE, A UNIT OF BARRY WRIGHT, FOR YOUR        TX2136585          8/31/87
                             INFORMATION: PRICE LIST
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE, A UNIT OF BARRY WRIGHT, AUTHORIZED      TX2187378          11/2/87
                             FEDERAL SUPPLY SCHEDULE PRICE LIST
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            THE WRIGHT LINE INFOMEDIA SYSTEM PRICE LIST          TX1447649          9/12/84
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX2751962          2/16/90
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX2571807          12/12/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX2585401          6/5/89
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX2263530          2/29/88
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX2186211          11/2/87
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1833297          2/24/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1763754          2/29/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1790869          3/31/86
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1640361          8/21/85
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1576812          5/13/85
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1580154          5/17/85
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1347872          5/21/84
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1287517          2/21/84
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX1338714          5/9/84
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: A UNIT OF BARRY WRIGHT CORP.: CATALOG   TX1223105          11/7/83
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: CATALOG                                 TX915056           6/1/82
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            WRIGHT LINE: SPECIAL PRICES GOOD THROUGH ...         TX817890           12/11/81
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            THE COMPLETE CATALOG OF COMPUTER                     TX877575           2/23/82
                             ACCESSORIES/WRIGHT LINE
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            THE COMPLETE CATALOG OF COMPUTER                     TX733574           7/21/81
                             ACCESSORIES/WRIGHT LINE
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.            DIRECT ORDER SERVICE: CATALOG                        TX520715           8/4/80
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      Owner                              Copyright Title                          Reg. No.          Reg. Date
      -----                              ---------------                          --------          ---------
----------------------------------------------------------------------------------------------------------------
Wright Line, Inc.              DIRECT ORDER SERVICE: CATALOG                        TX520717           8/4/80
----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE V
                                   ----------

                   Collateral Not Located in the United States

--------------------------------------------------------------------------------
         Debtor                                     Collateral Location
         ------                                     -------------------
--------------------------------------------------------------------------------
APW-Erie, Inc.                                Express Cargo Forwarding
                                              West Avenue
                                              The Phoenix
                                              Paisley PAI-2FB
                                              Scotland
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Magnet Applications
                                              Northbridge Road
                                              Berkhamsted, England HP4 1EH
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Nivita
                                              Bommasandara
                                              Banglaore, India  56Z-158
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Weames Precision
                                              Moo-6 Bo-win Sriracha
                                              Chonbori, Thailand
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Modern Metal Ind.
                                              34-41 Tai Lin Pai Road
                                              Kawi Chung, Hong Kong
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Precision
                                              3F-Z 292 Min Sheg Road
                                              Taiwan, ROC
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               Fishercast
                                              P.O. Box 179
                                              Petersborough, Ontario Canada
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               BCL Magnetics
                                              5045 North Service Road
                                              Burlington, Ontario L7L 5H6
--------------------------------------------------------------------------------
Aspen Motion Technologies, Inc.               ATS
                                              250 Royal Oak Road
                                              Cambridge, Ontario, Canada N3H 5M2
--------------------------------------------------------------------------------

                                      V-1